Exhibit 10.42.5

April 26, 2007

BY FACSIMILE AND EXPRESS MAIL

CONFIDENTIAL

Peter A. Lankau

President and CEO

Endo Pharmaceuticals Inc.

100 Endo Boulevard

Chadds Ford, PA 19317

Re: Amendment 4 to Development, Commercialization and Supply License Agreement

Dear Peter:

Reference is made to the Development, Commercialization and Supply License Agreement between Endo Pharmaceuticals Inc. (“Endo”) and DURECT Corporation (“DURECT”) effective November 8, 2002, as last amended January 20, 2006 (“Agreement”). Effective on the date written above, Endo and DURECT hereby agree to amend the Agreement as follows:

1.	Amendment to Section 4.6(a). Section 4.6(a) of the Agreement shall be amended to replace each instance of “May 1, 2007” with “May 1, 2008”.

2.	Amendment to Section 4.6(c). Section 4.6(c) of the Agreement shall be amended to replace each instance of “May 1, 2007” with “May 1, 2008” and each instance of “March 31, 2007” with “March 31, 2008”.

3.	Amendment to Section 13.3(e). Section 13.3(e) of the Agreement shall be amended to replace “March 31, 2007” with “March 31, 2008” and “April 30, 2007” with “April 30, 2008”.

Except as set forth above, all other terms of the Agreement shall remain the same. Please sign below to indicate Endo’s agreement to the foregoing.

Very truly yours,

/s/ JAMES E. BROWN
James E. Brown
President and CEO

AGREED TO BY ENDO:

By:	/s/ PETER A. LANKAU
Peter A. Lankau
President and CEO

Date:	April 30, 2007